EXHIBIT 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------




   To Thermo Process Systems Inc.:


   As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this Form 8-K.


                                                           ARTHUR ANDERSEN LLP


   Roseland, New Jersey
   April 19, 1995